EXHIBIT 23.1




Coopers                                      Coopers & Lybrand L.L.P.
& Lybrand                                    a professional services firm


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the following registration statements of URS Corporation on:

         Form S-8 (File No. 2-63576) for 41,825 common shares related to the 1979 Stock Option Plan filed February 8, 1980

         Form S-8 (File No. 2-99410) for 50,000 common shares related to the 1985 Employee Stock Purchase Plan filed August 1, 1985

         Form S-8 (File No. 33-42192) for 261,177 common shares related to the 1985 Employee Stock Purchase Plan filed August 31, 1991

         Form S-8 (File No. 33-41047) for 1,000,000 common shares related to the 1979 Stock Incentive Plan filed June 7, 1991

         Form S-8 (File No. 33-61230) for 500,000 common shares related to the 1991 Stock Incentive Plan filed April 1, 1993

         Form S-8 (File No. 333-24063) for 750,000 common shares related to the 1991 Stock Incentive Plan, filed March 27, 1997

         Form S-8 (File No. 333-24067) for 250,000 common shares related to the Employee Stock Purchase Plan, filed March 27, 1997

         Form S-8 (File No. 333-24069) for 55,000 common shares related to the Non-Executive Directors Stock Grant Plan, filed March 27, 1997

         Form S-4/A (File No. 333-37531) for up to 5,200,000 common shares related to the acquisition of Woodward-Clyde Group, Inc., filed October 10, 1997 of our report dated December 19, 1997, on our audits of the consolidated financial statements of URS Corporation and its subsidiaries as of October 31, 1997 and 1996, and for the years ended October 31, 1997, 1996 and 1995, which report is included in this Annual Report on Form 10-K.


                                   /s/ Coopers & Lybrand L.L.P.


San Francisco, California
January 16, 1998


Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a Swiss limited liability association.